UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2009


                                  WARP 9, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                             ----------------------
                 (State or other jurisdiction of incorporation)

       0-13215                                         30-0050402
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employee Identification No.)

          50 CASTILIAN DR., SUITE 101, SANTA BARBARA, CALIFORNIA 93117
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number:      (805) 964-3313



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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b)).

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         January 31, 2009, Kin Ng resigned from the Company's Board of Directors. A copy of his resignation letter is attached to this Report on Form 8-K as an Exhibit.

























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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                            -------------------------
                                  (Registrant)

Date: February 4, 2009

                                            /s/ Harinder Dhillon
                                            ---------------------------
                                            Harinder Dhillon, President



























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